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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use in this registration statement of our report dated January 14, 1999 included herein and to all references to our Firm included in this registration statement.

                                          SIGNATURE
                                          /S/ ARTHUR ANDERSEN
                                          -------------------------
                                          ARTHUR ANDERSEN LLP

Detroit, Michigan
January 14, 1999